Exhibit 99.2
Westar Energy, Inc.
First Quarter 2016 Earnings
Released May 3, 2016

Cody VandeVelde
Director Investor Relations
785-575-8227
cody.vandevelde@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
	2016	2015	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$179,290	$181,294	$(2,004)	(1.1)
Commercial	165,673	161,305	4,368	2.7
Industrial	100,697	96,479	4,218	4.4
Other retail	(14,381)	539	(14,920)	nm
Total Retail Revenues	431,279	439,617	(8,338)	(1.9)
Wholesale	67,412	86,755	(19,343)	(22.3)
Transmission	63,915	58,585	5,330	9.1
Other	6,844	5,850	994	17.0
Total Revenues	569,450	590,807	(21,357)	(3.6)
OPERATING EXPENSES:
Fuel and purchased power	100,058	155,482	(55,424)	(35.6)
SPP network transmission costs	60,760	56,812	3,948	6.9
Operating and maintenance	77,757	85,080	(7,323)	(8.6)
Depreciation and amortization	83,640	74,586	9,054	12.1
Selling, general and administrative	56,456	55,418	1,038	1.9
Taxes other than income tax	48,968	37,871	11,097	29.3
Total Operating Expenses	427,639	465,249	(37,610)	(8.1)
INCOME FROM OPERATIONS	141,811	125,558	16,253	12.9
OTHER INCOME (EXPENSE):
Investment earnings	2,016	2,480	(464)	(18.7)
Other income	9,477	2,814	6,663	236.8
Other expense	(5,543)	(5,713)	170	3.0
Total Other Income (Expense)	5,950	(419)	6,369	nm
Interest expense	40,431	44,298	(3,867)	(8.7)
INCOME BEFORE INCOME TAXES	107,330	80,841	26,489	32.8
Income tax expense	38,622	27,678	10,944	39.5
NET INCOME	68,708	53,163	15,545	29.2
Less: Net income attributable to noncontrolling interests	3,123	2,183	940	43.1
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$65,585	$50,980	$14,605	28.6
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.46	$0.38	$0.08	21.1
Diluted earnings per common share	$0.46	$0.38	$0.08	21.1
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	141,993	132,395	9,598	7.2
Diluted	142,311	135,540	6,771	5.0
DIVIDENDS DECLARED PER COMMON SHARE	$0.38	$0.36	$0.02	5.6
Effective income tax rate	36%	34%

nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	March 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,471	$3,231
Accounts receivable, net of allowance for doubtful accounts of $6,790 and $5,294, respectively	225,090	258,286
Fuel inventory and supplies	301,340	301,294
Prepaid expenses	20,271	16,864
Regulatory assets	98,368	109,606
Other	27,039	27,860
Total Current Assets	675,579	717,141
PROPERTY, PLANT AND EQUIPMENT, NET	8,675,925	8,524,902
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	265,655	268,239
OTHER ASSETS:
Regulatory assets	746,741	751,312
Nuclear decommissioning trust	183,455	184,057
Other	258,242	260,015
Total Other Assets	1,188,438	1,195,384
TOTAL ASSETS	$10,805,597	$10,705,666
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$125,000	$—
Current maturities of long-term debt of variable interest entities	26,842	28,309
Short-term debt	316,800	250,300
Accounts payable	230,307	220,969
Accrued dividends	52,695	49,829
Accrued taxes	128,152	83,773
Accrued interest	86,222	71,426
Regulatory liabilities	31,461	25,697
Other	76,454	106,632
Total Current Liabilities	1,073,933	836,935
LONG-TERM LIABILITIES:
Long-term debt, net	3,039,239	3,163,950
Long-term debt of variable interest entities, net	111,239	138,097
Deferred income taxes	1,619,112	1,591,430
Unamortized investment tax credits	209,040	209,763
Regulatory liabilities	250,545	267,114
Accrued employee benefits	456,541	462,304
Asset retirement obligations	276,718	275,285
Other	82,025	88,825
Total Long-Term Liabilities	6,044,459	6,196,768
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 3, 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 141,628,562 shares and 141,353,426 shares, respective to each date	708,143	706,767
Paid-in capital	2,003,311	2,004,124
Retained earnings	959,936	945,830
Total Westar Energy, Inc. Shareholders’ Equity	3,671,390	3,656,721
Noncontrolling Interests	15,815	15,242
Total Equity	3,687,205	3,671,963
TOTAL LIABILITIES AND EQUITY	$10,805,597	$10,705,666

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$68,708	$53,163
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	83,640	74,586
Amortization of nuclear fuel	8,329	4,960
Amortization of deferred regulatory gain from sale leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	5,261	5,747
Non-cash compensation	2,491	2,226
Net deferred income taxes and credits	33,984	26,573
Allowance for equity funds used during construction	(2,464)	(1,950)
Changes in working capital items:
Accounts receivable	33,196	31,042
Fuel inventory and supplies	109	(18,404)
Prepaid expenses and other	7,712	4,638
Accounts payable	(31,158)	17,321
Accrued taxes	49,339	40,007
Other current liabilities	(28,984)	(20,327)
Changes in other assets	21,933	(17,034)
Changes in other liabilities	(11,846)	12,394
Cash Flows from Operating Activities	238,876	213,568
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(220,849)	(187,223)
Purchase of securities - trusts	(13,712)	(7,345)
Sale of securities - trusts	16,332	7,847
Proceeds from investment in corporate-owned life insurance	23,963	1,144
Investment in affiliated company	(655)	—
Other investing activities	(2,840)	(717)
Cash Flows used in Investing Activities	(197,761)	(186,294)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	66,500	167,800
Proceeds from long-term debt of variable interest entities	162,048	—
Retirements of long-term debt	—	(125,000)
Retirements of long-term debt of variable interest entities	(190,355)	(27,925)
Repayment of capital leases	(675)	(886)
Borrowings against cash surrender value of corporate-owned life insurance	963	1,045
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(22,837)	(899)
Issuance of common stock	657	8,206
Distributions to shareholders of noncontrolling interests	(2,550)	(1,076)
Cash dividends paid	(49,665)	(43,787)
Other financing activities	(4,961)	(3,234)
Cash Flows used in Financing Activities	(40,875)	(25,756)
NET CHANGE IN CASH AND CASH EQUIVALENTS	240	1,518
CASH AND CASH EQUIVALENTS:
Beginning of period	3,231	4,556
End of period	$3,471	$6,074

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
1st Quarter 2016 vs. 2015

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2015 earnings attributable to common stock			$50,980		$0.38

		Favorable/(Unfavorable)

	Gross Margin		30,119	A
	Operating and maintenance		7,323	B
	Depreciation and amortization		(9,054)	C
	Selling, general and administrative		(1,038)
	Taxes other than income tax		(11,097)	D
	Other income (expense)		6,369	E
	Interest expense		3,867	F
	Income tax expense		(10,944)	G
	Net income attributable to noncontrolling interests		(940)
	Change in shares outstanding	(0.03)

2016 earnings attributable to common stock			$65,585		$0.46

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A
Due primarily to: general rate case increase of $78.0M (annual); estimated annual transmission margin increase of $22.0M; partially offset by 5.4% decrease in retail MWh sales significantly due to extremely mild winter weather

B	Due primarily to: lower distribution maintenance expense -- $4.1M; and decrease operating and maintenance expenses resulting from power plant retirements late 2015 -- $2.0M

C	Due primarily to property additions

D	Due primarily to an increase in property taxes (offset through price adjustments) -- ($11.5M)

E	Due primarily to an increase in COLI benefits -- $6.5M

F	Due primarily to a decrease in long-term interest expense -- $3.5M

G	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended March 31,
	2016	2015	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$179,290	$181,294	$(2,004)	(1.1)
Commercial	165,673	161,305	4,368	2.7
Industrial	100,697	96,479	4,218	4.4
Other retail	3,842	3,505	337	9.6
Provision for rate refunds	(18,223)	(2,966)	(15,257)	(514.4)
Total Retail Revenues	431,279	439,617	(8,338)	(1.9)
Tariff-based wholesale	59,020	60,334	(1,314)	(2.2)
Market-based wholesale	8,392	26,421	(18,029)	(68.2)
Transmission	63,915	58,585	5,330	9.1
Other	6,844	5,850	994	17.0
Total Revenues	$569,450	$590,807	$(21,357)	(3.6)

Electricity Sales	(Thousands of MWh)
Residential	1,397	1,554	(157)	(10.1)
Commercial	1,659	1,731	(72)	(4.2)
Industrial	1,302	1,324	(22)	(1.7)
Other retail	20	20	—	—
Total Retail	4,378	4,629	(251)	(5.4)
Tariff-based wholesale	995	1,284	(289)	(22.5)
Market-based wholesale	880	1,287	(407)	(31.6)
Total wholesale	1,875	2,571	(696)	(27.1)
Total Electricity Sales	6,253	7,200	(947)	(13.2)

	(Dollars per MWh)
Total retail	$98.51	$94.97	$3.54	3.7
Tariff-based wholesale	$59.32	$46.99	$12.33	26.2
Market-based wholesale	$9.54	$20.53	$(10.99)	(53.5)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$81,639	$108,248	$(26,609)	(24.6)
Purchased power	38,830	45,527	(6,697)	(14.7)
Subtotal	120,469	153,775	(33,306)	(21.7)
RECA recovery and other	(20,411)	1,707	(22,118)	nm
Total fuel and purchased power expense	$100,058	$155,482	$(55,424)	(35.6)

Electricity Supply	(Thousands of MWh)
Generated - Gas	225	312	(87)	(27.9)
Coal	3,288	4,452	(1,164)	(26.1)
Nuclear	1,252	794	458	57.7
Wind	122	106	16	15.1
Subtotal electricity generated	4,887	5,664	(777)	(13.7)
Purchased	1,585	1,324	261	19.7
Total Electricity Supply	6,472	6,988	(516)	(7.4)

	(Dollars per MWh)
Average cost of fuel used for generation	$16.71	$19.11	$(2.40)	(12.6)
Average cost of purchased power	$24.50	$34.39	$(9.89)	(28.8)
Average cost of fuel and purchased power	$18.61	$22.01	$(3.40)	(15.4)

Degree Days		2015/
	2016	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	4	1	3	300.0
Actual compared to 20 year average	4	2	2	100.0
Heating
Actual compared to last year	2,081	2,433	(352)	(14.5)
Actual compared to 20 year average	2,081	2,429	(348)	(14.3)
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Capitalization
		March 31, 2016		December 31, 2015
		(Dollars in Thousands)
Current maturities of long-term debt		$125,000		$—
Current maturities of long-term debt of VIEs		26,842		28,309
Long-term debt, net		3,039,239		3,163,950
Long-term debt of variable interest entities, net		111,239		138,097
Total long-term debt		3,302,320	47.3%	3,330,356	47.6%
Common equity		3,671,390	52.5%	3,656,721	52.2%
Noncontrolling interests		15,815	0.2%	15,242	0.2%
Total capitalization		$6,989,525	100.0%	$7,002,319	100.0%

GAAP Book value per share		$25.92		$25.87
Period end shares outstanding (in thousands)		141,629		141,353

Outstanding Long-Term Debt

	CUSIP	March 31, 2016		December 31, 2015
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	$125,000		$125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
3.250% Series due December 2025	95709TAL4	250,000		250,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
4.250% Series due December 2045	95709TAM2	300,000		300,000
		2,155,000		2,155,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,230,500		2,230,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.3% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2031	121825CB7	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,201,940		3,201,940
Unamortized debt discount		(10,252)		(10,374)
Unamortized debt issuance expense		(27,449)		(27,616)
Long-term debt due within one year		(125,000)		—
Total long-term debt, net		$3,039,239		$3,163,950

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three months ended March 31, 2016 and 2015 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended March 31,
	2016	2015	Change
	(Dollars in Thousands)
Revenues	$569,450	$590,807	$(21,357)
Less: Fuel and purchased power expense	100,058	155,482	(55,424)
SPP network transmission costs	60,760	56,812	3,948
Gross Margin	$408,632	$378,513	$30,119

Gross margin	$408,632	$378,513	$30,119
Less: Operating and maintenance expense	77,757	85,080	(7,323)
Depreciation and amortization expense	83,640	74,586	9,054
Selling, general and administrative expense	56,456	55,418	1,038
Taxes other than income tax	48,968	37,871	11,097
Income from operations	$141,811	$125,558	$16,253

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2016 should be read in conjunction with this financial information.